PREPAID EXPENSES AND OTHER CURRENT ASSETS	6 Months Ended
Sep. 30, 2021
PREPAID EXPENSES AND OTHER CURRENT ASSETS
PREPAID EXPENSES AND OTHER CURRENT ASSETS

6. PREPAID EXPENSES AND OTHER CURRENT ASSETS

	March 31,	September 30,
	2021	2021
	RMB	RMB
VAT-input deductible	71,989	51,234
Prepaid financial advisory service fee (i)	12,000	12,000
Prepaid consulting and professional service fees	6,495	9,374
Prepayment for used vehicles	4,689	7,769
Prepaid marketing expense	3,955	6,507
Prepaid rental expense	2,207	4,997
Others	6,501	3,784
	107,836	95,665

(i) The Company entered into a long-term strategic cooperation agreement with Golden Pacer in April 2020, and an aggregate amount of RMB60.0 million as prepayment was made in exchange for a 5-year financial solution advisory services from Golden Pacer. As of September 30, 2021, RMB12.0 million was recorded in prepaid expenses and other current assets, and RMB30.0 million was recorded in other non-current assets.